UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2011 (November 16, 2011)
MOUNTAIN NATIONAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	0-49912	75-3036312

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 East Main Street, Sevierville, Tennessee	37862

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (865) 428-7990
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On November 22, 2011, the Federal Reserve Bank of Atlanta (the “FRB”) announced that the FRB and Mountain National Bancshares, Inc. (the “Company”) entered into a Written Agreement (the “Agreement”), effective as of November 16, 2011. Among other things, the Company has agreed with the FRB that: (i) its board of directors shall take appropriate steps to fully utilize the Company’s financial and managerial resources to serve as a source of strength to Mountain National Bank (the “Bank”), including, but not limited to, taking steps to ensure that the Bank complies with the Formal Agreement entered into with the Office of the Comptroller of the Currency (the “OCC”) on June 2, 2009 and any other supervisory action taken by the OCC; (ii) the Company shall not declare or pay any dividends without the prior written approval of the FRB and the Director of the Division of Banking Supervision and Regulation of the Board of Governors of the Federal Reserve System (the “Director”); (iii) the Company shall not directly or indirectly take dividends or any other form of payment representing a reduction in capital from the Bank without the prior written approval of the FRB; (iv) the Company and its nonbank subsidiaries shall not make any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities without the prior written approval of the FRB and the Director; (v) the Company and its nonbank subsidiaries shall not, directly or indirectly, incur, increase, or guarantee any debt without the prior written approval of the FRB; (vi) the Company shall not, directly or indirectly, purchase or redeem any shares of its stock without the prior written approval of the FRB; and (vii) within 60 days of this Agreement, the Company shall submit to the FRB an acceptable written plan to maintain sufficient capital at the Company on a consolidated basis. The Company is also required to comply with certain notice and approval requirements in connection with director and senior executive officer appointments and is subject to certain restrictions on indemnification and severance payments. In addition, the Company must submit quarterly progress reports to the FRB. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description

10.1	Written agreement dated as of November 16, 2011 by and between the Company and the FRB.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAIN NATIONAL BANCSHARES, INC.

By:	/s/ Dwight B. Grizzell

	Name:	Dwight B. Grizzell
	Title:	President and Chief Executive Officer
Date: November 22, 2011

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Written agreement dated as of November 16, 2011 by and between the Company and the FRB.